UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 13, 2007

BIONOVO, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	001-33498	20-5526892
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5858 Horton Street, Suite 375
Emeryville, CA 94608
(Address of Principal Executive Offices)

(510) 601-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2008, Dr. George C. Butler was elected to the Board of Directors (the “Board”) of Bionovo, Inc. (the “Company”).  A press release announcing his election, dated March 13, 2008, is attached hereto as Exhibit 99.1.

On March 14, 2008, Mr. Louis Drapeau was elected to the Board of the Company.  A press release announcing his election, dated March 14, 2008, is attached hereto as Exhibit 99.2.

Item 9.01.                                Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Bionovo, Inc., dated March 13, 2008, announcing appointment of George C. Butler.
99.2	Press Release of Bionovo, Inc., dated March 14, 2008, announcing appointment of Louis Drapeau.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 17, 2007

BIONOVO, INC. (Registrant)

/s/ Isaac Cohen
Isaac Cohen Chairman and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Bionovo, Inc., dated March 13, 2008, announcing appointment of George C. Butler.
99.2	Press Release of Bionovo, Inc., dated March 14, 2008, announcing appointment of Louis Drapeau.